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                                                                   EXHIBIT 10.32

                             THIRD AMENDMENT TO THE
                           MORRISON RESTAURANTS INC.
                           MANAGEMENT RETIREMENT PLAN

     THIS THIRD AMENDMENT is made on this ____ day of March, 1996, by MORRISON RESTAURANTS INC. (the "Primary Sponsor"), a corporation organized and existing under the laws of the State of Delaware.


                              W I T N E S S E T H:
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     WHEREAS, the Primary Sponsor maintains the Morrison Restaurants Inc.
Management Retirement Plan (the "Plan"), which was established by indenture effective as of June 1, 1989;

     WHEREAS, pursuant to that certain plan of distribution approved and adopted by the Board of Directors of the Primary Sponsor, the Primary Sponsor contemplates the distribution to its stockholders of all of the outstanding shares of common stock, respectively, of Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc. (the "Distributions"); and

     WHEREAS, the Primary Sponsor desires to amend the Plan primarily to clarify how the Distributions will affect participation by certain Plan participants;


     NOW, THEREFORE, the Plan is hereby amended, effective immediately, as follows:

1. By deleting the parenthetical phrase "(hereinafter referred to as the `Company')" from the head language of page 1.

2.   By adding a new final sentence to Section 1.03 as follows:

     "The term `Affiliate' shall not include any former Affiliate of the Company from and after the date of the event pursuant to which an Affiliate becomes a former Affiliate."

3.   By adding a new Section 1.06A as follows:

          "1.06A  `Company' means Morrison Restaurants Inc., a Delaware
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     corporation, or its successor in interest."

4. By deleting the existing Section 1.09 in its entirety and by substituting therefor the following:

          "1.09  `Early Retirement Date' means the date on which a Participant
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     attains age 55 while an employee of the Company or an Affiliate, completes at least 15 Years of
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     Credited Service, and submits in writing a request to retire on a date prior to Normal Retirement Age."

5.   By adding a new Section 1.18A as follows:

          "1.18A  `Plan' means the Morrison Restaurants Inc. Management
                   ----
     Retirement Plan; provided, however, that in the event Morrison Restaurants Inc. is replaced by a successor in interest, the title of the Plan shall thereafter be the name of the successor in interest followed by the phrase `Management Retirement Plan'."

6. By deleting the first two sentences of Article V and by substituting therefor the following:

          "Upon the death of any married Participant on or after attaining age fifty-five (55) but prior to retirement while an employee of the Company or an Affiliate, the surviving spouse of such Participant shall be entitled to receive a survivor annuity providing monthly benefits for the spouse's life equal to fifty percent (50%) of the annuity which would have been payable to the Participant and such surviving spouse under the Plan if the Participant had retired on the day immediately prior to his death and received a normal form of distribution pursuant to Section 7.02 hereof. Upon the death of any married Participant prior to attaining age fifty-five
     (55), the surviving spouse of such Participant shall be entitled to receive a survivor annuity providing monthly benefits for the spouse's life equal to fifty percent (50%) of the annuity which would have been payable had the Participant elected to receive a normal form of distribution pursuant to
     Section 7.02 hereof on the first day of the month following the date the Participant would have attained age fifty-five (55)."

7.   By adding a new final paragraph to Section 6.01 as follows:

          "For purposes of determining the timing of the payment of a Participant's Accrued Benefit pursuant to this Section, a Participant shall not be deemed to have terminated employment with the Company or its Affiliates for as long as the Participant remains in the service of Morrison Fresh Cooking, Inc. or Morrison Health Care, Inc. from and after the effective date of a distribution of all of the outstanding shares of common stock of the applicable subsidiary by the Company to its stockholders."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Third Amendment.

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     IN WITNESS WHEREOF, the Primary Sponsor has caused this Third Amendment to be executed as of the day and year first above written.

                              MORRISON RESTAURANTS INC.

                              By:_________________________________


                              Title:______________________________

ATTEST:

_____________________________

Title:
      _______________________



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